                                                                 EXHIBIT 24.1

                                POWER OF ATTORNEY

         Each of the undersigned officers and directors of eSynch Corporation, does hereby constitute and appoint Thomas C. Hemingway and T. Richard Hutt, and either of them separately, the undersigned's true and lawful attorney-in-fact and agent, each with full power of substitution and delegation, for and in the undersigned's name, place and stead, in any and all capacities, to sign the Registration Statement with which this Power of Attorney is filed and any and all amendments to said Registration Statement, and to file the same, exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and others, granting unto said attorneys-in-fact and agents, and each of them separately, full power and authority to do and perform each and every such act and thing as deemed by the attorney-in-fact or agent necessary or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitutes or delegates, may lawfully do or cause to be done by virtue hereof.


        Signature                  Title                     Date
------------------------  ------------------------    -----------------
/s/ Thomas C. Hemingway   Chief Executive Officer,    February 12, 2001
-----------------------     and Director
Thomas C. Hemingway


/s/ David Lyons           President and Director      February 12, 2001
-----------------------
David Lyons


/s/ T. Richard Hutt       Vice President, Secretary,  February 12, 2001
-----------------------     and Director
T. Richard Hutt


/s/ James H. Budd         Vice President              February 12, 2001
-----------------------     and Director
James H. Budd


/s/ Norton Garfinkle      Director                    February 12, 2001
-----------------------
Norton Garfinkle


/s/ Robert Orbach         Director                    February 12, 2001
-----------------------
Robert Orbach


/s/ Mark Utzinger         Chief Accounting Officer    February 12, 2001
-----------------------
Mark Utzinger

